Discontinued Operations (Tables)	9 Months Ended
Sep. 30, 2021
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations
Gain on disposal of our investments in Golar Partners and Hygo to NFE is determined as follows:

(in thousands of $)
Consideration received from NFE (1)(2)	876,277
Carrying value of disposed investments in affiliates(3)	(257,270)
Realized accumulated comprehensive losses on disposal of investments in affiliates	(43,380)
Others (4)	(688)
Gain on disposal	574,939

(1) Consideration received from NFE comprised of (i) $75.7 million and $5.1 million in cash as consideration for our 21,333,586 Golar Partners common units and the 2% general partner units of Golar Partners respectively, which is equivalent to $3.55 per unit on the closing of the GMLP Merger. Concurrently, the IDRs of Golar Partners owned by us were cancelled, ceased to exist with no consideration paid; and (ii) $50.0 million cash and $745.4 million as the fair value of NFE shares on closing of the Hygo Merger.

(2) On closing of the Hygo Merger, considerations received include $50 million in cash and 18,627,451 NFE shares. The NFE shares had a closing price of $44.65 on April 15, 2021, however these shares bear a restricted legend which will become freely tradeable on October 16, 2021 (assuming NFE remains current with its obligations under the Securities Exchange Act of 1934). We have considered this restriction to be a characteristic of the instrument and have adjusted the fair value of our investment to reflect the effect of this restriction. To reflect the lack of marketability of the NFE shares during its holding period, we applied a discount of 10.37%, using the average of several option pricing valuation models. This resulted in a fair value of $745.4 million at April 15, 2021. The key assumptions used in the option pricing model include dividend yield, equity volatility and equity beta relating to the NFE shares, market volatility and equity market risk premium.

As of September 30, 2021, we updated the key assumptions used in the option pricing models and applied a discount of 3.00% to NFE's closing share price of $27.75, resulting in a fair value of $501.2 million and a total unrealized mark-to-market loss of $244.2 million, presented within the income statement line-item “Other non-operating losses, net”.

(3) The carrying value of our investment in affiliates at date of disposal was made up of (i) $267.8 million book value as of December 31, 2020; (ii) $6.9 million share in net losses from our affiliates operations for the period from January 1, 2021 to April 15, 2021; (iii) $3.1 million of other comprehensive loss for the period from January 1, 2021 to April 15, 2021; and (iv) $0.5 million of dividends received.

(4) Others comprised of fees incurred in relation to the disposal of our investments in affiliates and the release of our tax indemnity guarantee liability to Golar Partners of $2.8 million and $2.1 million, respectively.
Net income/(loss) from discontinued operations

The net income/(loss) from discontinued operations for the period ended April 15, 2021 and nine months ended September 30, 2020, are as follows:

	Nine months ended September 30,
(in thousands of $)	2021	2020
Share of net earnings/(losses) of Golar Partners (1)	8,116	(142,465)
Share of net losses of Hygo (1)	(15,008)	(38,004)
Loss from discontinued operations (1)	(6,892)	(180,469)
Gain on disposal of investments in affiliates	574,939	—
Net income/(loss) from discontinued operations	568,047	(180,469)

(1) For the period ended April 15, 2021.

The carrying amounts of our equity method investments held for sale as at December 31, 2020 were as follows:

(in thousands of $)	December 31, 2020
Golar Partners	67,429
Hygo	200,337
Assets held for sale	267,766